Exhibit 10.35

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment as indicated by [REDACTED] and separately filed with the Commission.

General Motors

Fleet & Commercial Operations

April 13, 2006

Mr. William Lobeck

President and CEO

Vanguard Car Rental USA Inc

6929 North Lakewood Ave, Suite 100

Tulsa, OK74l17-1808

Dear Mr. Lobeck:

This confirms the agreement (“Agreement”) between Vanguard Car Rental USA Inc. (“Vanguard”) and General Motors (“GM”) regarding the 2006 Model Year Daily Rental Purchase Program, other incentives available to Vanguard, conditions attached to each class of incentives and, the availability of and purchase requirements for a daily rental model year program for model years 2007 and 2008. The terms are set forth below:

2006MY DAILY RENTAL PURCHASE PROGRAM

1.     Vanguard shall purchase or lease from GM dealers of Vanguard’s choice a minimum of  [REDACTED] - 2006 model GM vehicles under the terms and conditions of GM’s 2006 Model Year Daily Rental Purchase Program (refer to Attachment 1). In order to qualify for the incentives described herein and in consideration thereof, Vanguard has agreed to purchase these GM vehicles in a mix which includes a considerable number of GM’s higher priced models and which represents a higher percentage of these units than Vanguard otherwise would purchase. The agreed mix of units is set forth in Attachment 2.

a.     Vanguard agrees to make payment on units noted in Attachment 2 to the ordering dealer immediately upon delivery.

b.     GM agrees to allow [REDACTED] - 05MY LeSabre Units as noted in Attachment 2, if produced on or after June 13, 2005, to be counted towards the [REDACTED] - 2006 Model Year commitment and to be depreciated under the terms and conditions of the 2006 Model Year Daily Rental Purchase Program. Additionally, GM agrees to allow [REDACTED] - 2007 Model Year Escalades to be counted towards the [REDACTED] - 2006 Model Year commitment.

c.     In exchange for Vanguard’s commitment of placing a minimum volume of [REDACTED] units, GM agrees to provide the following scheduled bonus payments, according to the following non-cumulative minimum rate of payment, provided vehicle production orders are entered in GM’s Vehicle Order Management System (VOMS) by November 7, 2005.

	Renaissance Center	Tower 100, 20th floor	313-667-1103
General Motors Corporation	Mail Code 482-A20-D84	Detroit, MI 48265-1000	Fax: 313-667-1159

2005CY Production – Schedule A
Bonus	Volume
$
$
$ [REDACTED]
$
$

1.     For units in excess of [REDACTED] GM will continue to make payment to Vanguard at the same rate per unit as the highest rate of payment.

2.     All bonus payments will be made in January of 2006, in accordance with the terms and conditions noted in Section 6 of this Agreement.

d.     Provided that a minimum volume of [REDACTED] Vanguard orders are entered into VOMS by April 17, 2006, and are accepted for final model year production by July 31, 2006, GM shall pay to Vanguard the following total model year volume bonus payment, according to the following non-cumulative minimum rate of payment.

2006MY Production – Schedule B
Bonus	Volume
$
$
$ [REDACTED]
$
$

1.     For units in excess of  [REDACTED]   units, GM will continue to make payment to Vanguard at the highest rate of payment.

2.     All bonus payments will be made in August of 2006, in accordance with the terms and conditions noted in Section 6 of this Agreement.

e.     In exchange for this Agreement to purchase, promote and service the number of 2006 models and in a vehicle mix satisfactory to GM, as set forth in Attachment 2 of this Agreement, GM will provide Vanguard with the sum of $ [REDACTED] in addition to any incentives due under the terms and conditions of GM’s 2006 Model Year Daily Rental Purchase Program. Payment of this sum will be made upon conversion and submission of such vehicles in accordance with Section 6 of this Agreement. For units in excess of [REDACTED]  GM will continue to make payment to Vanguard at $ [REDACTED] per vehicle.

Should Vanguard not purchase or lease the [REDACTED] units at the agreed mix in Model Year 2006, upon demand, Vanguard shall remit to General Motors all the applicable pro-rated incentives.

f.      GM or its subsidiary will purchase such model year 2006 vehicles from Vanguard (to the extent tendered to GM) in accordance with the terms and conditions of GM’s 2006 Model Year Daily Rental Purchase Program.

2.     GM shall make available to Vanguard the YT1 2006MY Daily Rental Short-Term Purchase Program (Attachment 3) with a cap of [REDACTED] % of the total 227,500 volume purchase. If the limits for YT1 are exceeded, GM will request reimbursement for depreciation and interest for the number of units that exceed the YT1 limits.

If the total model year volume purchase falls below [REDACTED] (excluding any build out shortages or other GM related work stoppages), the maximum Short-Term Vehicle Purchase Program (YTl) volume will drop proportionately (Total volume purchase less than [REDACTED] by 10%, short-term volume maximum is reduced by 10%).

a.     GM or its subsidiary will purchase from Vanguard (to the extent tendered to GM) vehicles acquired by Vanguard under the YT1 2006MY Daily Rental Short-Term Purchase Program in accordance with the terms and conditions of such YT1 2006MY Daily Rental Short-Term Purchase Program.

3.     Vanguard has purchased [REDACTED] - 2006MY G6 units in the April/May time frame. Orders must have been received in GM’s ordering system (VOMS) no later than February 17, 2005. Vanguard has also agreed to place the orders under the following Daily Rental Program mix as follows:

April Production

[REDACTED]	Units	2006MY Daily Rental Long-Term (VN9) Purchase Program
[REDACTED]	Units	2006MY Daily Rental Short-Term (YT1) Purchase Program

May Production

[REDACTED]	Units	2006MY Daily Rental Long-Term (VN9) Purchase Program

a.     GM agrees to grant a reduced depreciation rate of $ [REDACTED]/mo regardless of cycle on the [REDACTED] units purchased under the 2006MY Daily Rental Short-Term (YT1) Purchase Program. Depreciation reimbursement will be processed on an application basis once units are no longer in service and have been fully accepted by GM. Payment of this depreciation adjustment will be made in accordance with Section 6.

b.     Vanguard agreed to have GM purchase [REDACTED] of the above units no later than July 29, 2005, which has been completed.

4.     GM agrees to offer Vanguard a 2006MY Reclassification Program. Under this Program GM will provide Vanguard with program guidelines (refer to Attachment 4) and specific model allowances (refer to Attachment 4B). Vanguard agrees that the first [REDACTED] % of 2006MY vehicles submitted for the benefits of this program will be ineligible for model allowances. All 2006MY vehicles ordered under the VN9 or YT1 programs that are not repurchased by GM will be eligible for model allowances and program benefits, with the following exception; vehicles that are tendered for repurchase and that are rejected at GM return sites upon inspection will not be eligible for model allowances.

Vanguard agrees to provide a VlN listing with supporting detail of eligible units under this program prior to receiving payment. In addition, incentive applications must be made quarterly and sent in an electronic media transmission to GM’s Remarketing Information System [RIMS]. Payment will be made quarterly upon submission of such vehicles.

2006 MODEL YEAR GENERAL TERMS & CONDITIONS:

5.     In all advertising and promotional materials Vanguard undertakes for the 2006 Model Year (September 1, 2005 through August 31, 2006), and as long as GM represents over 50% of Vanguard’s 2006 Model Year vehicle purchases, Vanguard will feature only GM products where any vehicle is featured or promoted and where like GM product is available. During the term of this Agreement, Vanguard shall provide such space and shall include such tag lines as is in accordance with the custom of the trade and industry. Refer to Attachment 6 for further guidelines relative to advertising and promotional materials.

6.     GM and Vanguard agree, until all terms and conditions of this Agreement have been fulfilled, GM, as an accommodation to Vanguard, but without any contractual or legal obligation to do so, will pay to Vanguard the pro rata portion of the sum(s) described in Sections 1c, 1d and 1e, by the 25th day of the month following vehicle delivery and receipt of an electronic media transmission to GM’s Remarketing Information System (RIMS) by GM, provided GM receives Vanguard’s electronic media transmission by the last business day of the month unless otherwise stated in each provision. An electronic media transmission received after the last business day of the month will be paid by the 25th of the following month. This electronic media transmission must include VlN numbers on the portion of the minimum [REDACTED] units delivered in the preceding month and not covered in previous payments. Application for this incentive must be made no later than December 31, 2006.

7.     As a condition of payment described in Sections 1(c), 1(d) and 1(e) herein, Vanguard will provide to GM, at the beginning of each month, a schedule of anticipated purchases of 2006 model year vehicles (Model Year Fleet Plan) by division and car line, by month and model year. Vanguard also shall provide to GM, at the end of each month, a schedule of 2005 and 2006 model vehicle returns by vehicle size (e.g., economy, midsize, etc.) by month of the 2005 and 2006 calendar years.

8.     In the event that Vanguard chooses to cancel any order, placed by Vanguard through its respective dealers, at Event Code 3000, as described in the GM Order Guide, GM will assess a penalty of $500 per vehicle to be paid to GM upon demand.

9.     Vanguard agrees all orders placed and accepted in GM’s ordering system (VOMS) will be no more than 30% or less than 20% of total volume by brand in any one production week.

10.   Vanguard agrees to adhere to the 2006MY Daily Rental Purchase Program’s Minimum Equipment Requirements on a monthly basis provided that GM can build units per the mutually agreed to schedule. Any vehicles which do not meet the minimum equipment requirements will not be eligible for the Model Year Bonus noted in Section 1(d).

MODEL YEAR 2007 Through 2008

11.   For Model Year 2007 and 2008, GM shall provide a competitive daily rental purchase program for Vanguard structured like the 2005MY Daily Rental Purchase Program including a competitive incentive package that is similar to programs offered by other automotive manufacturers. GM reserves the right to place new models (as defined by GM) on any four (4) 2007MY - 2008MY purchase percentage tiers or create a new tier.

12.   GM shall provide Vanguard with at least twelve (12) months prior written notice after the 2008 Model Year if GM makes the business decision to discontinue its purchase programs. This notice of discontinuance pertains only to Model Years after and beyond Model Year 2008.

13.   GM agrees that Vanguard may purchase or lease from GM dealers of its choice a minimum of [REDACTED] vehicles for model year 2007 and [REDACTED] vehicles for model year 2008.

GENERAL

14.   During the term of this Agreement, in all advertising and promotional materials which Vanguard undertakes, and as long as GM represents over 50% of Vanguard’s Model Year vehicle purchases Vanguard shall feature only GM products where any vehicle is featured or promoted and where like GM product is available. Accordingly, Vanguard shall allow such space and include such tag lines as is in accordance with the custom of the trade and industry.

15.   All volume and mix requirements are subject to reasonable minor adjustments based upon mutual agreement between the parties when the exact circumstances faced by both parties are known at the time of vehicle delivery. It is understood that these adjustments may require Vanguard to purchase a comparably priced mix of product.

16.   In the event that either party cannot fulfill any terms of this Agreement due to events beyond its control, such as acts of God, labor disputes, and severe economic downturns as defined by the Federal Government, the parties will enter negotiations with the intent of allowing both to continue business without substantial penalty.

17.   Vanguard agrees to retain any documents or records relevant to vehicles purchased under this Agreement or any GM program and/or claims submitted for payment under this Agreement or any other GM program for two years after the close of the program. Vanguard agrees to permit any designated representative of GM to examine, audit, and take copies of any accounts and records Vanguard is to maintain under this Agreement. Vanguard agrees to make such accounts and records readily available at its facilities during regular business hours. GM agrees to furnish Vanguard with a list of any reproduced records.

18.   This agreement is confidential and proprietary information of GM and Vanguard and is intended for the sole use by GM and Vanguard and is not to be disclosed to any third parties, except as required by applicable law. If Vanguard is required to disclose this information, Vanguard will notify GM in advance of such disclosure in order to allow GM an opportunity to protect the confidentiality of this information. Failure to maintain confidentiality of the terms of this agreement may result in loss of Fleet Authorization privileges with regard to future purchases.

On behalf of the General Motors’ Car and Truck Divisions, I would like to express my appreciation for your business and hope this Agreement will continue to strengthen our business relationship.

Please return a copy of this letter acknowledging your agreement to the above.

Very truly yours,

/s/ Brian McVeigh
Brian McVeigh
General Manager
Fleet & Commercial Operations

/s/ William E. Lobeck
Acknowledged and Agreed
Vanguard Car Rental USA Inc.

Date:	April 13, 2006

ATTACHMENT 2

ATTACHMENT 2		2006 MY Repurchase Contracts Vanguard Car Rental USA, Inc. Contract Revisions 11-1
Forecast month	Initial Contract	September date	October date	Nov date	December date	January Date	February Date	March Date	April Date	May Date	June Date	Total Revisions	0 Revised Contract	0 Rev. vs Initial [ILLEGIBLE]

Vehicle Segment:

Aveo
ION
HHR
Cobalt
Solstice

Vibe
Total Small

G6
Total Compact
Midsize:
Malibu
Impala
Monte Carlo
LaCrosse
Grand Prix
Pontiac GTO
Total Midsize
Large:
Lucerne

Total Large
Luxury:

DTS
STS
CTS
SRX
XLR

Total Luxury						[REDACTED]

Corvette
SSR

Total Sport
Total Passenger Car:

Rendezvous
Saturn VUE
Torrent
Equinox
Montana SV6
Uplander
Terraza
Colorado Reg Cab
Colorado Ext Cab
Colorado Crew Cab
Canyon Reg Cab
Canyon Ext Cab
Canyon Crew Cab

Trailblazer [ILLEGIBLE]
Trailblazer [ILLEGIBLE]

Envoy [ILLEGIBLE]
Envoy [ILLEGIBLE]

Rainier
Express Passenger
Express Cargo/Cutway
Savana Passenger
Savana Cargo/Cut
Avalanche
Silverado Crew Cab [ILLEGIBLE]
Silverado Crew Cab [ILLEGIBLE]
Silverado Ext Cab
Silverado Reg Cab
Sierra Crew Cab [ILLEGIBLE]
Sierra Crew Cab [ILLEGIBLE]
Sierra Ext Cab
Sierra Reg Cab
Tahoe
Yukon
Suburban
Yukon XL
Escalade
Escalade EXT
Escalade ESV

Hummer H2
Hummer H3

Total Lt. Duty Truck
GRAND TOTAL
MEMO:
Total Passenger Car
Total Lt. Duty Truck
GRAND TOTAL

[ILLEGIBLE]

[ILLEGIBLE]

[ILLEGIBLE]

Attachment 1 - Part 1 of 2

GENERAL MOTORS CORPORATION

2006 MY DAILY RENTAL PURCHASE PROGRAM GUIDELINES

1.             PROGRAM NAME AND NUMBER:

2006 Model Year Daily Rental Purchase Program for Daily Rental Operators - Program No. 01-06.

2.             PROGRAM DESCRIPTION:

To provide General Motors dealers certain purchase information on selected 2006 model year passenger cars and light duty trucks sold and delivered by GM dealers to qualified daily rental operators and eligible for purchase by General Motors in accordance with the guidelines herein.

3.             PROGRAM ALLOWANCES:

The purchase amount shall be calculated as a percent of dealer invoice including freight. The purchase percentage varies month by month and is determined by the month the vehicle is returned to and accepted by General Motors in accordance with GM Auction Guidelines.

•              Vehicles are assigned into one of the four tier groups. (Refer Attachment “A” for tier composition and Attachment “B” for respective tier monthly purchase percentage).

•              The daily purchase rate equals the change in the monthly rate divided by the number of calendar days for that month.

•              Depreciation from capitalized cost will be based on specific purchase percentages of dealer invoice, scaled by vehicle assignment into one of four tier groups. Purchase percentages vary by month of return to and acceptance by GM (out-of-service date as described in Attachment “B”).

•              In-service date shall be five (5) days following the expiration in-transit date as shown on the factory invoice.

•              Out-of-service date shall be the date the vehicle is returned to an approved GM turn-in site provided the rental company meets all program parameters and completes the sign-off procedures.

Vehicles are not eligible for Preferred Equipment Group (P.E.G.)/Option Group discounts.

The following models are not eligible: XLR, Corvette, Van Conversions (including Hi-Cube and Stepvan), and Full Size Cargo Vans.

Vehicles delivered from dealer inventory are not eligible for enrollment in the 2006 Daily Rental Purchase Program.

Dealers will receive seven (7) additional days following the expiration of transit time before the invoice is due for payment, in lieu of interest credit days. Vehicle payment is due upon delivery to the fleet customer (if prior to invoice interest commencement date). By providing this additional allowance, interest reimbursements will not be made for vehicles arriving one (1) to seven (7) days after the expiration of transit time. Vehicles arriving more than ten (10) days after the interest commencement date are eligible for reimbursement under the GM In-Transit Credit Program.

4.             ORDER/ DELIVERY/IN-SERVICE/PRODUCTION PERIOD:

Order - beginning with announcement of the 2006 model year program and ending when dealers are notified that 2005 model year orders are no longer being accepted.

All Orders must be received under the FDR order type.

Delivery, In-Service, Production - 2006 model year.

Delivery must be reported as an 020 – Daily Rental Delivery type

IMPORTANT - Acceptance of an order on any vehicle line does not constitute a commitment to build or to build in a requested time frame.

Minimum In-Service Period - None.

Maximum In-Service Period - 24 months or July 31, 2008 (which ever occurs first).

Mileage Requirements:

•              No maximum mileage limitations.

•              Refer to Attachment “B” for excess mileage penalties.

All units to be purchased by General Motors Corporation under this program must be returned and accepted by July 31, 2008. Non-returned vehicles must remain in service a minimum of six (6) months (180 days) from in-service date as noted on page 1 of these program guidelines. GM reserves the right to audit the rental company to ensure compliance with the minimum six (6) month in-service requirement. Frame, fire and/or water damaged vehicles which are ineligible for purchase have no minimum in-service period. Documentation on these vehicles must be retained on file for audit purposes.

5.             ELIGIBLE MODELS/REQUIRED OPTIONS AND/OR ORDER TYPES:

All new and unused 2006 General Motors models, specified on Attachment “A”, with required minimum factory installed equipment levels specified on Attachment “C” (pgs 1-34) and processing options ordered for qualified daily rental operators for use as daily rental vehicles and delivered by GM dealers. (Refer to 10A).

All qualified fleet orders for eligible models received from dealers must contain a valid Fleet Order Type - FDR.

Ordering Instructions: All purchase orders must contain fleet processing option VN9 and your customer UPC processing code. Vehicles must be ordered with minimum option requirements specified on Attachment “C”.

Dealer must take full responsibility for including the proper processing option on all orders. Should errors occur in the ordering of vehicles, resulting in diversions or reinvoicing, the dealer may be charged an administrative fee.

All qualified fleet orders for eligible models received from the dealer must contain the Fleet Account Number (FAN) of record and account name.

The ordering entity is responsible for checking dealer order acknowledgements to verify accuracy of order submitted.

Dealer orders currently on hand or in the system that qualify under this program, unless they do not contain the appropriate processing options, can be amended or canceled and reordered if they have not been released to production. This is the ordering dealer’s responsibility.

Fleet orders submitted with Fleet Processing Option VN9 and incompatible retail incentive options will be rejected with an error message.

Colors Not Eligible for Purchase - Refer Mandatory Optional Equipment.

Required Options - Processing Option VN9 and your customer assigned UPC processing code must be ordered by the dealer on purchase vehicles to be enrolled in the 2006 Model Year Daily Rental Purchase Program. Processing Option VN9 will provide a net invoice - less holdback.

6.             COMPATIBLE INCENTIVE/ALLOWANCE PROGRAMS:

Vehicles enrolled in the 2006 Model Year Daily Rental Purchase Program are not eligible for any other fleet/retail program, including, but not limited to, the Dealer Fleet Ordering Assistance Program (VQ), and any General Motors Dealer Rent A Car program.

7.             METHOD OF APPLICATION: Not Applicable.

8.             METHOD OF PAYMENT:

Check to title holder or financial institution upon receipt and clearance of proper paperwork at an approved GM turn-in site and General Motors Corporation.

Purchase payment is made in the form of a check to the title holder or financial institution at the address shown on the title, or address information received in the form of a RAVE record, unless prior arrangements are made.

The Payment Modification System (PMS) provides an effective method to redirect purchase checks to lending institutions as co-payee with the titled owner.

If a lender and a daily rental operator desire co-payee/redirection, please direct requests for additional information in writing to:

ACS	Wendy.Dye@ACS-inc.com
1225 W. Washington	Ph# 602-797-5289
Suite 300	Fax 602-797-6551
Tempe, Az. 85281-1210

9.           FINAL DATE FOR SUBMISSION OF APPLICATIONS AND RESOLUTION OF ALL APPLICABLE REJECTS: Not Applicable

10.           OTHER PROGRAM GUIDELINES:

A.            This is the General Motors guideline regarding the definition of a “rental” vehicle:

“The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly or monthly basis. Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be deemed to constitute leasing and not rental and will make the vehicle ineligible for purchase.”

In the event a vehicle enrolled in the Daily Rental Purchase Program is found to be on-rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled vehicles for an aggregate term of four (4) or more months, all vehicles involved in such transactions will not be considered rental and will be ineligible for purchase. If necessary, General Motors will audit the rental company to ensure compliance with this guideline.

B.            All General Motors general guidelines and definition of terms relative to incentive programs (refer to General Motors Dealer Sales Allowance and Incentive Manual Articles 2 and 3) that were supplied to your dealership apply to this program.

C.            All eligible units must be delivered to the ultimate customer through a General Motors dealership or a qualified drop-ship location. Purchases or deliveries made through any other entity or individual are ineligible for payment.

D.            All deliveries to customers with a valid Fleet Account Number (FAN) must be reported as 020 Daily Rental fleet delivery regardless of order type.

E.             Failure to comply with these guidelines may result in the dealer being disqualified for future participation in fleet programs and terminations of dealer sales and service agreement.

F.             Orders not produced during the 2006 model production period will be canceled. There are no provisions for dealers and/or rental customers to receive any allowance for canceled orders.

G.            Capitalized cost shall be calculated at dealer cost of base vehicle and optional equipment, plus freight, less Hawaii excise tax and tire weight tax, if applicable.

H.            General Motors reserves the right to cancel, amend, revise, or revoke any program at any time based on its sole business judgements. Final decisions in all matters relative to the interpretation of any rule or phase of this activity rests solely with General Motors.

Attachment A

2006 Model Year - Daily Rental Fleet Program
Tier Repurchase Program

Tier 1	Tier 2	Tier 3	Tier 4

Aveo	Impala	Lucerne	CTS
Cobalt	Monte Carlo	Envoy	DTS
HHR	Silverado	Canyon	STS
Vibe	Sierra	Colorado	SRX
Solstice	Express	Trailblazer
G6	Savana	Escalade
Malibu	Rendezvous	Rainier
ION	SSR	Suburban
Grand Prix	H3	Tahoe
VUE	Uplander	Yukon
LaCrosse	Montana SV6	Yukon XL
Equinox	Terraza	H2
GTO	Relay
Torrent

Attachment B

2006 Model Year - Daily Rental Fleet Program Residual Value Purchase Program

Month Of
Vehicle						Excess
Return &	Purchase Percentages				Free	Mileage	Damage
Acceptance	Tier 1	Tier 2	Tier 3	Tier 4	Miles	Penalty	Allowance
	%	%	%	%	(1)		(2)
Aug 2005	91	91.5	92	95	20,000	$0.13	400
Sep	91	91.5	92	95	20,000	$0.13	400
Oct	91	91.5	92	95	22,500	$0.13	400
Nov	90	90.5	91	94	22,500	$0.13	400
Dec	89	90	91	94	22,500	$0.13	400
Jan 2006	88	89	90	93	25,000	$0.13	400
Feb	86.5	88	89.5	92.5	25,000	$0.13	400
Mar	85	87	89	92	25,000	$0.13	400
Apr	84.5	86	88	91	27,500	$0.13	400
May	83.5	85.5	87	90	27,500	$0.13	400
June	82.5	84.5	86	89	29,250	$0.18	400
July	82.5	83.5	85	88	29,250	$0.18	400
Aug	81	82.5	84	87	29,250	$0.18	400
Sep	79	81.5	83	86	29,250	$0.18	400
Oct	79	80.5	82	85	29,250	$0.18	400
Nov	79	80	81	84	29,250	$0.18	400
Dec	79	80	80	83	29,250	$0.18	400
Jan 2007	80	80	80	83	31,000	$0.18	400
Feb	78.5	79	80	83	31,000	$0.18	400
Mar	78	78.5	79	82	31,000	$0.18	400
Apr	77	77.5	78	81	33,000	$0.18	400
May	76	76.5	77	80	33,000	$0.18	400
June	75	75.5	76	79	33,000	$0.18	400
July	74	74.5	75	78	35,000	$0.28	400
Aug	73	73.5	74	77	35,000	$0.28	400
Sep	72	72.5	73	76	35,000	$0.28	400
Oct	71.5	72	72.5	75.5	37,500	$0.28	400
Nov	71	71.5	72	75	37,500	$0.28	400
Dec	71	71.5	72	75	37,500	$0.28	400
Jan 2008	71	71.5	72	75	40,000	$0.28	400
Feb	69	70	71	74	40,000	$0.28	400
Mar	67	68	68	72	40,000	$0.28	400
Apr	65	67	67	70	42,500	$0.28	400
May	63	65	65	68	42,500	$0.28	400
June	61	63	65	68	42,500	$0.28	400
July	59	61	63	66	42,500	$0.28	400

Major Program Features

Avg. Invoice/Includes DFC

•    100% Purchase Program

•    Purchase amount calculated as percent of Capitalized Cost based on month of return to & acceptance by GM

•    The daily purchase rate equals the monthly rate difference divided by the number of days in that month

•    No Minimum in-Service

•    24 Month Maximum in-Service

•    No Maximum Mileage Limitations

•    Effective date of mileage change is the first day of the month

•    Out-of-stock vehicles not eligible

•    All units to be purchased by General Motors must be returned and accepted by:

2005 Models - July 31, 2007

2006 Models - July 31, 2008

Attachment 2

ATTACHMENT 2		2006 MY Repurchase Contracts Vanguard Car Rental USA, Inc. Contract Revisions J-1
Forecast Month	Initial Contract	September date	October date	Nov date	December date	January Date	February Date	March Date	April Date	May Date	June Date	Total Revisions	0 Revised Contract	0 Rev. vs. Initial Incr (Decr)

Vehicle Segment:

Aveo
ION
HHR
Cobalt
Solstice

Vibe
Total Small

G6
Total Compact
Midsize:
Malibu
Impala
Monte Carlo
LaCrosse
Grand Prix
Pontiac GTO
Total Midsize
Large:
Lucrene

Total Large
Luxury:

DTS
STS
CTS
SRX
XLR

Total Luxury

Corvette
SSR

Total Sport
Total Passenger Car:						[REDACTED]

Rendezvous
Saturn VUE
Torrent
Equinox
Montana SV6
Uplander
Terraza
Colorado Reg Cab
Colorado Ext Cab
Colorado Crew Cab
Canyon Reg Cab
Canyon Ext Cab
Canyon Crew Cab

TrailBlazer 360
TrailBlazer 370

Envoy 360
Envoy 370

Rainier
Express Passenger
Express Cargo/Cutway
Savana Passenger
Savana Cargo/Cut
Avalanche
Silverado Crew Cab 800
Silverado Crew Cab 880
Silverado Ext Cab
Silverado Reg Cab
Sierra Crew Cab 800
Sierra Crew Cab 880
Sierra Ext Cab
Sierra Reg Cab
Tahoe
Yukon
Suburban
Yukon XL
Escalade
Escalade EXT
Escalade ESV

Hummer H2
Hummer H3

Total Lt. Duty Truck
GRAND TOTAL
MEMO
Total Passenger Car
Total Lt. Duty Truck
GRAND TOTAL

Attachment 3

GENERAL MOTORS CORPORATION
2006 MY SHORT-TERM YT1 - DAILY RENTAL PURCHASE PROGRAM GUIDELINES

1.             PROGRAM NAME AND NUMBER:

2006 Model Year Daily Rental Purchase Program for Daily Rental Operators - Program No. 01-06S.

2.             PROGRAM DESCRIPTION:

To provide General Motors dealers certain purchase information on selected 2006 model year passenger cars and light duty trucks sold and delivered by GM dealers to qualified daily rental operators and eligible for purchase by General Motors in accordance with the guidelines herein.

This program contains the following attachments:

Attachment 1 Part 2	Vehicle Return Standards and Procedures
Attachment A:	Required Minimum Equipment Levels
Attachment B:	Vehicle Deprecation Rates

3.             PROGRAM ALLOWANCES:

The purchase amount shall be calculated beginning with dealer invoice including freight. Deducted from Dealer Invoice will be depreciation factored on the monthly depreciation rate times 12 months and divided by 365 days in the year multiplied by the number of days in service determined by the day the vehicle is returned to and accepted by General Motors in accordance with GM Turnback Standards & Procedures.

•              Return purchase amount will be net of calculated depreciation and applicable damage including MET items and/or mileage penalties as well as any other applicable administration fees as noted in the GM Turnback Standards & Procedures.

•              In-service date shall be five (5) days following the expiration in-transit date as shown on the factory invoice.

•              Out-of-service date shall be the date the vehicle is returned to an approved GM turn-in site provided the rental fleet customer meets all program parameters and completes the sign-off procedures.

Vehicles are not eligible for Preferred Equipment Group (P.E.G.)/Option Group discounts.

The following models are not eligible: Corvette, XLR, Van Conversions (including Hi-Cube and Stepvan), and Full Size Cargo Vans.

Vehicles delivered from dealer inventory are not eligible for enrollment in the 2006 Daily Rental Purchase Program.

Dealers will receive seven (7) additional days following the expiration of transit time before the invoice is due for payment, in lieu of interest credit days. Vehicle payment is due upon delivery to the fleet customer (if prior to invoice interest commencement date). By providing this additional allowance, interest reimbursements will not be made for vehicles arriving one (1) to seven (7) days after the expiration of transit time. Vehicles arriving more than ten (10) days after the interest commencement date are eligible for reimbursement under the GM In-Transit Credit Program.

4.             ORDER/ DELIVERY/IN-SERVlCE/PRODUCTION PERIOD:

Order - beginning with announcement of the 2006 model year program and ending when dealers are notified that 2005 model year orders are no longer being accepted.

Fleet Order Type	FDR
Mandatory Ordering Options	VN9, YT(x)
Customer Assigned UPC
Minimum Equipment	See Attachment A

Delivery

All eligible units must be delivered to the ultimate customer through a General Motors dealership or a qualified drop-ship location. Purchases or deliveries made through any other entity or individual are ineligible for payment.

All deliveries to customers with a valid Fleet Account Number (FAN) must be reported as fleet deliveries regardless of order type.

Required Fleet Delivery Type	020 – Daily Rental

IMPORTANT - Acceptance of an order on any vehicle line does not constitute a commitment to build or to build in a requested time frame.

In-Service Requirements

Minimum In-Service Period - 5 months

Maximum In-Service Period -12 months

Mileage Requirements:

•              0-150 days in Service - 19,000 Free Miles

•              151-365 days in Service - 24,000 Free Miles

•              Mileage Penalty: $0.27/excess mile

All units to be purchased by General Motors Corporation under this program must be returned and accepted by July 31, 2006. Non-returned vehicles must remain in service a minimum of six (6) months (180 days) from in-service date as noted on page 1 of these program guidelines. GM reserves the right to audit the rental company to ensure compliance with the minimum six (6) month in-service requirement. Frame, fire and/or water damaged vehicles which are ineligible for purchase have no minimum in-service period. Documentation on these vehicles must be retained on file for audit purposes.

5.             ELIGIBLE MODELS/REQUIRED OPTIONS AND/OR ORDER TYPES:

All new and unused 2006 General Motors models, specified on Attachment B, with required minimum factory installed equipment levels specified on Attachment A and processing options ordered for qualified daily rental operators for use as daily rental vehicles and delivered by GM dealers. (Refer to 10A).

All qualified fleet orders for eligible models received from dealers must contain a valid Fleet Order Type.

Ordering Instructions: All purchase orders must contain fleet processing option VN9, YT1 and your customer UPC processing code. Vehicles must be ordered with minimum option requirements specified on Attachment “A”.

Dealer must take full responsibility for including the proper processing option on all orders. Should errors occur in the ordering of vehicles, resulting in diversions or reinvoicing, the dealer may be charged an administrative fee.

All qualified fleet orders for eligible models received from the dealer must contain the Fleet Account Number (FAN) of record and account name.

The ordering entity is responsible for checking dealer order acknowledgements to verify accuracy of order submitted.

Dealer orders currently on hand or in the system that qualify under this program, unless they do not contain the appropriate processing options, can be amended or canceled and reordered if they have not been released to production. This is the ordering dealer’s responsibility.

Fleet orders submitted with Fleet Processing Option VN9 and incompatible retail incentive options will be rejected with an error message.

Colors Not Eligible for Purchase - Refer Mandatory Optional Equipment.

Required Options - Processing Option VN9, YT(x) and your customer assigned UPC processing code must be ordered by the dealer on purchase vehicles to be enrolled in the 2006 Model Year Daily Rental Purchase Program. Processing Option VN9 will provide a net invoice - less holdback.

6.             COMPATIBLE INCENTIVE/ALLOWANCE PROGRAMS:

Vehicles enrolled in the 2006 Model Year Daily Rental Purchase Program are not eligible for any other fleet/retail program, including, but not limited to, the Dealer Fleet Ordering Assistance Program (VQ), and any General Motors Dealer Rent A Car program.

7.             METHOD OF APPLICATION: Not Applicable.

8.             METHOD OF PAYMENT:

Check to title holder or financial institution upon receipt and clearance of proper paperwork at an approved GM turn-in site and General Motors Corporation.

Purchase payment is made in the form of a check to the title holder or financial institution at the address shown on the title, or address information received in the form of a RAVE record, unless prior arrangements are made.

The Payment Modification System (PMS) provides an effective method to redirect purchase checks to lending institutions as co-payee with the titled owner.

If a lender and a daily rental operator desire co-payee/redirection, please direct requests for additional information in writing to:

ACS	Wendy Dye
1225 W. Washington	Ph# 602-797-5287
Suite 300	Fax 602-797-6551
Tempe, Az. 85281-1210

9.             FINAL DATE FOR SUBMISSION OF APPLICATIONS AND RESOLUTION OF ALL APPLICABLE REJECTS: Not Applicable

10.           OTHER PROGRAM GUIDELINES:

A.            This is the General Motors guideline regarding the definition of a “rental” vehicle:

“The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly or monthly basis. Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be deemed to constitute leasing and not rental and will make the vehicle ineligible for purchase.”

In the event a vehicle enrolled in the Daily Rental Purchase Program is found to be on-rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled vehicles for an aggregate term of four (4) or more months, all vehicles involved in such transactions will not be considered rental and will be ineligible for purchase. If necessary, General Motors will audit the rental company to ensure compliance with this guideline.

B.            All General Motors general guidelines and definition of terms relative to incentive programs (refer to General Motors Dealer Sales Allowance and Incentive Manual Articles 2 and 3) that were supplied to your dealership apply to this program.

C.            All eligible units must be delivered to the ultimate customer through a General Motors dealership or a qualified drop-ship location. Purchases or deliveries made through any other entity or individual are ineligible for payment.

D.            All deliveries to customers with a valid Fleet Account Number (FAN) must be reported as fleet deliveries regardless of order type.

E.             Failure to comply with these guidelines may result in the dealer being disqualified for future participation in fleet programs and terminations of dealer sales and service agreement.

F.             Orders not produced during the 2006 model production period will be canceled. There are no provisions for dealers and/or rental customers to receive any allowance for canceled orders.

G.            Capitalized cost shall be calculated at dealer cost of base vehicle and optional equipment, plus freight, less Hawaii excise tax and tire weight tax, if applicable.

H.            General Motors reserves the right to cancel, amend, revise, or revoke any program at any time based on its sole business judgements. Final decisions in all matters relative to the interpretation of any rule or phase of this activity rests solely with General Motors.

ATTACHMENT 3A

2006 Model Year VN9 Minimum Equipment Requirements

“Special Equipment Options and Special Equipment Paint (SEO Equipment) are not available on VN9 Repurchase Vehicles.”

	06	06
Volume %	75%	25%
Models	Ion 2	Ion 3

Package
	Automatic - ZAJ69	Automatic - ZAL69
Required Options
Feature Pkg (Preferred)	HAA
Engine	STD-ECOTEC 2.2L 16V 4cyl	STD-ECOTEC 2.2L 16V 4cyl
Automatic Transmission	STD-MN5	STD-MN5
Air Conditioning	C60	STD-C60
Brakes	STD-[ILLEGIBLE]	JM4-ABS
Cruise Control	K34-incl w/HAA	STD
Seat Trim	STD	U2 (Leather trim) - 25%
Radio w/CD	US8	STD-US8
Rear Defogger	STD	STD
Smokers Package	N/A	N/A
Sunroof	CF5-0%	CF5-50%
Wheels	STD-PG1 15" Steel	STD-PFD 16" Aluminum
Power Locks w/Keyless Entry	STD-AU3	STD-AU3
Power windows	A31-incl w/HAA	STD-A31
Floormats	B37	B37
Spoiler	T43-Available 25%	T43-Available 25%

Dealer Net Cost	Min=$12,033.25 Max=$14,178.15	Min=$14,168.25 Max=$16,109.46

Exterior Colors

ION

Code	Description	Volume Percentage
13U	Silver Nickle	25%
15U	Golden Cashmere	20%
32U	Cypress Green	0%
41U	Black Onyx	0%
50U	Polar White	20%
63U	Berry Red	15%
88U	Storm Grey	20%
91U	Pacific Blue	0%
		100%

	06	06	06
Volume %	50%	26%	26%
Models	Vue - 4 cylinder	Vue - V6	Vue - V6

Package
	FWD Automatic - ZLM26	FWD Automatic - ZLU26	AWD - Automatic - ZLN26
Required Options
Engine	STD-ECOTEC 2.2L 16V 4cyl	STD-2.52L SOHC 24V V6	STD-2.52L SOHC 24V V6
Automatic Transmission	STD-MN5	STD-M37	STD-MJB
Air Conditioning	STD-C60	STD-C60	STD-C60
Brakes	STD-341	STD-JM4 - ABS	STD-JM4 - ABS
Cruise Control	STD	STD	STD
Seat Trim	STD	STD	STD
Radio w/CD	US8	US8	US8
Rear Defogger	STD	STD	STD
Smokers Package	N/A	N/A	N/A
Sunroof	CF5-20%	CF5-20%	CF5-20%
Wheels	STD - QBS - 16" Steel	STD - NWO - 16"Alloy	STD - N75 - 17" Alloy
Power Locks w/Keyless Entry	STD	STD	STD-A31
Power windows	STD-A31	STD-A31	STD-A31
Floormats	B58	B58	B58
Spoiler	N/A	N/A	N/A

Dealer Net Cost	Min=$17,337.05 Max=$18,187.00	Min=$19,691.10 Max=$20,541.05	Min=$21,168.50 Max=$22,018.45

Exterior Colors

10N

Code	Description	Volume Percentage
13U	Silver Nickle	30%
32U	Cypress Green	10%
41U	Black Onyx	0%
50U	Polar White	30%
55U	Fusion Orange	0%
74U	Pepper Red	20%
91U	Pacific Blue	10%
		100%

“Special Equipment Options and Special Equipment Paint (SEO Equipment) are not available on VN9 Repurchase Vehicles.”

	06	06	06	06
Volume %	36%	38%	20%	10%
Models	Impala LT	Impala LT	Impala LT	Impala LTZ
	1WT19	1WT19	1WC19	1WU19

Package	1LT	2LT	3LT	1LZ

Required Options
Engine	STD - 3.5L V6 SFI	STD - 3.5L V6 SFI	STD - 3.9L V6 SFI	STD - 3.9L V6 SFI
Automatic Transmission	STD-MXO	STD-MXO	STD-MXO	STD-MXO
Air Conditioning	STD-Front Manual/Dual Zone	STD-Front Manual/Dual Zone	STD-Front Manual/Dual Zone	STD-Front Manual/Dual Zone
Power Seat - Driver Side	STD	STD	STD	STD-AR9(Heated driver/pass)
Cruise Control	STD	STD	STD	STD
Seat Trim	STD	STD	20%Leather	100%Leather
Radio/w CD	STD - ULC	STD-US8 w/MP3	STD-US8 w/MP3	US9-CD chng & MP3
Rear Defogger	STD	STD	STD	STD
Smokers Package	N/A	N/A	N/A	N/A
Sunroof	CF5 - 10%	CF5 - 10%	CF5 - 10%	CF5 - 25%
Wheels	PYO 16" Cast Alum	STD-PYO 16" Cast Alum	STD-12" Alum Machined	STD-17" Alum Machined
Keyless Entry	STD-AP3	STD-AP3 Remote Veh. Starter	STD-AP3 Remote Veh. Starter	STD-AP3 Remote Veh. Starter
Power Door Lock	STD	STD	STD	STD
Power windows	STD	STD	STD	STD
Floor Mats	STD-B34	STD-B34	STD-B34	STD-B34
ABS	A	A	STD	STD
Spoiler	N/A	N/A	STD-D8l	STD-D8l
U2k (XM radio)	15%	15%	15%	STD-U2K

Dealer Net Cost	Min=$20,224.70 Max=$21,304.70	Min=$20,816.70 Max=$21,616.70	Min=$22,820.20 Max=$24,740.20	Min=$24,708.65 Max=$25,664.65

Exterior Colors

Impala

Code	Description	Volume Percentage
67U	Silverstone Metallic	20%
21U	Laser Blue Metallic	5%
22U	Superior Blue Metallic	5%
40U	White	25%
41U	Black	0%
27U	Precision Red (NEW)	N/A
63U	Sport Red Metallic	20%
68U	Glacier Blue Metallic	0%
42U	Dark Silver Metallic (NEW)	10%
53U	Amber Bronze Metallic (NEW)	15%
		100%

	06	06	06	06
Volume %	10%	30%	50%	10%
Models	Monte Carlo LT	Monte Carlo LT	Monte Carlo LT	Monte Carlo LTZ
	1WM27	1WM27	1WK27	1WN27

Package	1LT	2LT	3LT	1LZ

Required Options
Engine	STD - 3.5L V6 SFI	STD - 3.5L V6 SFI	STD - 3.9L V6 SFI	STD - 3.9L V6 SFI
Automatic Transmission	STD - MX0	STD - MX0	STD - MX0	STD - MX0
Air Conditioning	STD-Front Manual/Dual Zone	STD-Front Manual/Dual Zone	STD-Front Manual/Dual Zone	STD-Front Manual/Dual Zone
Power Seat - Driver Side	STD	STD	STD	STD-AR9 (Heated Driv/pass)
Cruise Counsel	STD	STD	STD	STD
Seat Trim	STD	STD	20% Leather	100% Leather
Radio/w CD	STD-ULC	STD-US8 w/MP3	STD-US8 w/MP3	STD-US9 CD chng & MP3
Rear Defogger	STD	STD	STD	STD
Smokers Package	N/A	N/A	N/A	N/A
Sunroof	N/A	CF5 - 10%	CF5 - 10%	CF5 - 25%
Wheels	PY0 16" Cast Alum	STD-16" Cast Alum (PY0)	STD-17" Alum Machined	STD-17" Alum Machined
Keyless Entry	STD-AP3	STD-AP3 Remote Veh. Starter	STD-AP3 Remote Veh. Starter	STD-AP3 Remote Veh. Starter
Power Door Lock	STD	STD	STD	STD
Power windows	STD	STD	STD	STD
Floor Mats	STD-B34	STD-B34	STD-B34	STD-B34
ABS	A	A	STD	STD
Spoiler	STD	STD	STD	STD
U2K (XM radio)	15%	15%	15%	STD-U2K

Dealer Net Cost	Min=$20,224.70 Max=$20,764.70	Min=$20,224.70 Max=$21,952.70	Min=$22,529.33 Max=$23,589.33	Min=$23,907.63 Max=$24,627.63

Exterior Colors

MonteCarlo LS

Code	Description	Volume Percentage
67U	Silverstone Metallic	25%
22U	Superior Blue Metallic	5%
21U	Laser Blue Metallic	5%
40U	White	25%
41U	Black	0%
63U	Sport Red Metallic	10%
42U	Dark Silver Metallic (NEW)	10%
53U	Amber Bronze Metallic (NEW)	20%
		100%

	06	06	06	06
Volume %	40%	20%	10%	30%
Models	Malibu LT	Malibu LT	Malibu LTZ	Malibu MAXX LT
	1ZT69	1ZT69	1ZU69	1ZT68

Package	0LT	2LT	1LZ	2LT

Required Options
Engine	STD - L6 2.2K DOHC 4Cyl	STD - LX9 3500 V6	STD - LX9 3500 V6	STD - LX9 3500 V6
Automatic Transmission	STD - MX0	STD - MX0	STD - MX0	STD - MX0
Air Conditioning	STD	STD	STD	STD
Power Seat - Driver Side	STD	STD	STD	STD
Cruise Counsel	STD	STD	STD	STD
Seat Trim	STD	STD	Leather Appointed - STD	STD
Radio w/CD	STD- UNO	STD-UNO	UNO	STD-UNO
Rear Defogger	STD	STD	STD	STD
Smokers Package	N/A	N/A	N/A	N/A
Sunroof	N/A	CF5 - 30%	CF5 - 10%	CF5 - 10%
Wheels	NZ6-16" High Vent Area Clad	NZ6-16" High Vent Area Clad	STD-PFE - 17" Aluminum	NZ6-16" High Vent Area Clad
Keyless Entry	STD	STD-AP3 w/remote starter	STD-AP3 w/remote starter	STD-AP3 w/remote starter
Power Door Lock	STD	STD	STD	STD
Power windows	STD	STD	STD	STD
Floor Mats	B37	STD	STD	STD
ABS	A	STD	STD	STD
Spoiler	N/A	T43 - 30%	STD	T43 - 30%
U2K (XM radio)	N/A	15%	15%	15%

Dealer Net Cost	Min=$17,383.88	Min=$19,352.88 Max=$20,884.88	Min=$22,288.48 Max=$23,128.48	Min=$19,442.38 Max=$21,074.38

Exterior Colors

Malibu LS

Code	Description	Volume Percentage
25U	Dark Blue metallic	5%
40U	White	25%
41U	Black	N/A
63U	Sport Red Metallic	10%
88U	Medium Gray Metallic	15%
92U	Silver Green Metallic	5%
15U	Sandstone Metallic (NEW)	20%
67U	Silverstone Metallic (NEW)	20%
		100%

	06	06	06
Volume %	50%	40%	10%
Models	Cobalt LS	Cobalt LT	Cobalt LTZ

Package	1LS	2LT	1LZ
	1AK69-Sedan 50%/1AK37-Coupe 50%	1AL37-Coupe 50%1AL69-Sedan 50%	1AZ69-Sedan
Required Options
Engine	STD-ECOTEC 2.2L 16V 4cyl	STD-ECOTEC 2.2L 16V 4cyl	STD-ECOTEC 2.2L 16V 4cyl
Automatic Transmission	MXO	MXO	STD
Air Conditioning	STD	STD	STD
Cruise Control	K34	STD	STD
Seat Trim	STD	STD	STD
Radio w/CD	STD	STD	STD
Rear Defogger	STD	STD	STD
Smokers Package	DT4	DT4	DT4
Sunroof	N/A	CF5-50%	CF5-100%
Wheels	STD - 16" Steel	STD - 15" Aluminum	STD - 16" Aluminum
Power Locks w/Keyless Entry	AU3	STD	STD
Power Windows	N/A	STD	STD
Floor mats	B34	STD	STD
Spoiler	T43-50%	T43-100%	T43-100%

Dealer Net Cost	Min= $13,169.50 Max=$13,717.75	Min=$15,251.00 Max=$16,373.00	Min=$17,242.00 Max=$18,104.75

Exterior Colors

Cobalt LS/LT

		Volume Percentage	LS			Volume Percentage LT	Volume Percentage
Code	Description	Coupe	Volume Percentage	LS Sedan	Volume Percentage LT Coupe	Sedan	LZ Sedan
15U	Sandstone Metallic, Not Available on LS Coupe and LT Sedan [2LT]	0%	15%		0%	0%	15%
	Rally Yellow, Not Available on LS, LT, and LZ
34U	Sedan	10%	0%		10%	0%	0%
41U	Black	5%	5%		5%	5%	5%
46U	Blue Granite Metallic	10%	10%		10%	10%	10%
50U	Summit White	15%	20%		15%	20%	20%
56U	Sunburst Orange Metallic, Not Available on LS and LZ Sedan	10%	0%		10%	10%	0%
74U	Victory Red	15%	15%		15%	15%	15%
91U	Arrival Blue Metallic	10%	15%		10%	10%	10%
95U	Ultra Silver Metallic	15%	10%		15%	20%	15%
21U	Laser Blue Metallic (NEW)	5%	5%		5%	5%	5%
84U	Majestic Amethyst Metallic (NEW)	5%	5%		5%	5%	5%
		100%	100%		100%	100%	100%

06
Models	Aveo LS
1TD69 4DR-50%/1TD48 5DR-50%

Package	1LS

Required Options
Engine	STD
Automatic Transmission	MXO
Air Conditioning	STD
ABS	JM4
Cruise Control	PDC
Seat Trim	STD-Cloth
Radio w/CD	U3L w/MP3 A UW6(6 spk sys)
Rear Defogger	STD
Smokers Package	STD
Sunroof	N/A
Wheels	PG4 - 14" Aluminum
Keyless Entry	PDC
Power windows	A31
Floormats	STD
Spoiler	D52 - 50% on 5DR

Dealer Net Cost	Min=$11,010.85 Max=$13,386.60/$13.577.85

Exterior Colors

Aveo

Code	Description	Volume Percentage
03U	Aqua	5%
11U	Summit White	20%
33U	Bright Blue Metallic	10%
52U	Summer Yellow available on 1TD4B only	5%
54U	Spicy Orange	5%
73U	Victory Red	20%
87U	Black	5%
95U	Galaxy Silver	N/A
04U	Medium Gray (NEW)	10%
06U	Icelandic Blue (NEW)	10%
06U	Sport Red (NEW)	5%
92U	Cosmic Silver (NEW)	5%
		100%

2006 Model Year VN9 Minimum Equipment Requirements

	06	06
Models	Express	Express
	CG13406	CG33706
CH13406
CG33406
Package	1LT	1LT

Required Options
Engine	LM7-Vortec 5300 VB/LQ4-Vortec 6000 VB	LQ4-Vortec 6000 VB
Automatic Transmission	M30/MTI	STD-MTI
Air Conditioning	STD-C69 - w/rear AC	C69 - w/rear AC
Power Windows	STD	STD
Seat Trim	**G - Cloth	**G - Cloth
Seats	STD-2X5-12 pass	2P3-15 pass
Radio w/CD	UIC	UBI
Rear Defogger	C49	C49
Rear Axle	GU6/GT4	GT4
Glass	AJI	AJI
Sliding Doors	YA2	YA2
Wheels	STD-Gray painted	STD-Gray painted
Smoker’s Package	DT4	DT4
Keyless	STD	STD
Floor Mats	STD	STD

Dealer Net Cost	Min-$23,004.35	Min-$26,855.92
Min-$26,595.35
Min-$26,368.57

Exterior Colors
Express

Code	Description	Volume Percentage
15U	Sand Beige Metallic (GMC)/Sandstone Metallic) (Chevrolet)	30%
25U	Deep Blue Metallic (GMC)/Dark Blue Metallic) (Chevrolet)	5%
41U	Onyx Black (GMC)/Black (Chevrolet)	N/A
47U	Polo Green Metallic (GMC)/Dark Green Metallic (Chevrolet)	N/A
50U	Summit White	35%
59U	Silver Birch Metallic	20%
74U	Fire Red (GMC)/Victory Red (Chevrolet)	3%
16U	Graystone Metallic (NEW)	5%
63U	Sport Red Metallic (NEW)	2%
		100%

	06	06
Volume %	70%	30%
Models	Uplander LS	Uplander LT FWD
	CU12216	CU12216

Package	1FL	2LT

Required Options
Engine	STD-3.5L 3500 V6	STD-3.5L 3500 V6
Automatic Transmission	STD-MXO	STD-MXO
Air Conditioning	STD	C69-Rear Air
Cruise Control	K34	STD
Seat Trim	STD	STD
Seal*	STD-7 passenger	STD-7 passenger
Radio w/CD	STD-US8/include U42 Ent. Sys. On 10%	STD-US8/include U42 Ent. Sys. On 25%
Rear Defogger	w/PCM	STD
Rear Axle	N/A	N/A
Glass	STD	STD
Feature Package	PCM-Climate Pkg.	PCM-Climate Pkg.
Doors	STD-Manual driver/passenger	STD-E58/59-Power driver/passenger
Wheels	STD-17" Steel	STD-17" Aluminium
Smoker’s Package	N/A	N/A
Keyless	AP8	STD
Floor Mats	B37	STD
Spoiler	N/A	N/A

Dealer Net Cost	Min=$21,833.98 Max=$22,761.98

Exterior Colors

Uplander

Code	Description	Volume Percentage
15U	Sandstone Metallic	20%
25U	Dark Blue Metallic	5%
38U	Emerald Jewel Metallic	5%
46U	Blue Granite Metallic	5%
50U	Summit White	25%
67U	Silverstone Metallic	25%
49U	Bordeaux Red (NEW)	10%
53U	Amber Bronze Metallic (NEW)	5%
		100%

	06	06	06	06
Volume %	75%		25%
Models	Trailblazer	Trailblazer	Trailblazer EXT	Trailblazer EXT
	CS15506/2WD – 30%	CT15506/4WD – 70%	CS15806/2WD – 25%	CT15806/4WD – 75%

Package	1SB	1SB	1SB	1SB

Required Options
Automatic Transmission	STD	STD	STD	STD
Air Conditioning	STD	STD	STD	STD
ABS	STD	STD	STD	STD
Cruise Control	STD	STD	STD	STD
Power Lock	STD	STD	STD	STD
Power Window	STD	STD	STD	STD
Seat Trim	STD	STD	STD	STD
Seats* Driverside, Power)	PDC	PDC	PDC	PDC
Sunroof	CF5 – 10%	CF5 – 10%	CF5 – 10%	CF5 – 10%
Radio w/CD	STD	STD	STD	STD
Rear Defogger	STD	PKG	PKG	PKG
Rear Axle Ratio	STD	STD	STD	STD
Glass	STD	STD	STD	STD
Doors	N/A	N/A	N/A	N/A
Wheels	STD	STD	STD	STD
Smoker’s Package	DT4	DT4	DT4	DT4
Keyless	STD	STD	STD	STD
Floor Mats	STD	STD	STD	STD
U2K (XM Radio)	10%	10%	10%	10%

Dealer Net Cost	Min=$25,135.50 Max=$26,419.50	Min=$27,126.75 Max=$28,410.75	Min=$25,773.20 Max=$27,789.20	Min=$30,432.45 Max=$31,356.45

Exterior Colors

Trailblazer EXT

Code	Description	Volume Percentage
15U	Sandstone Metallic	25%
16U	Graystone Metallic	15%
22U	Superior Blue Metallic	5%
41U	Black	N/A
50U	Summit White	25%
62U	Dark Gray Metallic	5%
67U	Silverstone Metallic	10%
49U	Bordeaux (NEW)	15%
80U	Red Jewel Tint Coal (NEW) (Ext. cost)	0%
		100%

	06	06
Volume %	80%	20%
Models	Equinox LT	Equinox LT
	4 dr	4 dr
	FWD	AWD
	1LN26	1LP26
Package	1LT/2LT	1LT/2LT

Required Options
Engine	STD - 3.4L V6 185HP	STD - 3.4L V6 185HP
Automatic Transmission	STD - MX0	STD - MX0
Air Conditioning	STD	STD
Cruise Control	STD	STD
Seat Trim	STD	STD
Seat*	Leather avail in 2LT only - 50%	Leather avail in 2LT only - 50%
Sunroof	CF5 - 40%	CF5 - 40%
Radio w/CD	STD	STD
Rear Defogger	STD	STD
Wheels	STD - 1LT-PY0 16"/2LT-N75 17" Alum	STD - 1LT-PY0 16"/2LT-N75 17" Alum
Smoker’s Package	N/A	N/A
Keyless	STD	STD
Floormats	STD	STD
Spoiler	STD	STD

Dealer Net Cost	Min=$21,381.10 Max=$21,857.10	Min=$22,846.85 Max=$23,322.85

Exterior Colors

Equinox LT

Code	Description	Volume Percentage
15U	Sandstone Metallic	20%
18U	Galaxy Silver Metallic	20%
19U	Black	0%
21U	Laser Blue Metallic	5%
42U	Dark Silver Metallic	10%
96U	Summit White	20%
64U	Sales Red Metallic	15%
38U	Bermuda Green Metallic (NEW)	5%
71U	Black Amethyst Metallic (NEW)	5%
		100%

	06	06	06
Volume %	60%	20%	20%
Models	HHR LS	HHR LT	HHR LT
	1AT46	1AS46	1AS46
Package	1LS	1LT	2LT

Required Options
Engine	STD - ECOTEC 2.2L 16-valve 4 cyl	STD - ECOTEC 2.2L 16-valve 4 cyl	STD - ECOTEC 2.4L 16-valve 4 cyl
Automatic Transmission	MX0	MX0	MX0
Air Conditioning	STD	STD	STD
Cruise Control	STD	STD	STD
Power Seat - Driver Side	A36	STD	STD
Seat Trim	STD - Cloth	Leather 20%	Leather 20%
Sunroof	N/A	CF5 - 20%	CF5 - 20%
Radio w/CD	STD-U?C	STD-US8 incl. MP3	STD-US8 incl. MP3
Rear Defogger	STD	STD	STD
Wheels	STD - 16" Steel	STD-QG9 16" Aluminum machined	STD-17" Aluminum painted
Smoker’s Package	DT4	DT4	DT4
Keyless Entry	AP3 w/remote starter	AP3 w/remote starter	AP3 w/remote starter
Floormats	STD	STD	STD

Dealer Net Cost	Min=$14,524.63 Max=$15,663.63	Min=$15,429.63 Max=$17,694.88	Min=$16,959.63 Max=$19,076.13

Exterior Colors

HRR

Code	Description	Volume Percentage
15U	Sandstone Metallic	25%
41U	Black	5%
42U	Dark Silver Metallic	10%
50U	Summit White	15%
56U	Sunburst Orange II Metallic	5%
63U	Sport Red Metallic	N/A%
67U	Silverstone Metallic	25%
69U	Daytona Blue Metallic	5%
84U	Majestic Amethyst Metallic	10%
		100%

“Special Equipment Options and Special Equipment Paint (SEO Equipment) are not available on VN9 Repurchase Vehicles.”

	06	06
Volume %	70%	30%
Models	Lucerne CXL	Lucerne CXS
	4HD69 - 6Cyl	4HE69
Package	1XL	1XS

Required Options
Cruise Control	STD	STD
Driver’s Power Seat	STD	STD - AE8
Power Seats - Frt. Passenger	STD - AG2	STD - AH8
Power Windows	STD	STD
Radio w/CD	STD - US8	STD - US8
Seats	AN3 - 6 passenger	STD - A51 - 5 passenger
Seat Trim	STD - Leather	STD - Leather (1)
Wheels/Tires	STD - N75 - 17" Aluminum	STD - PZ3 - 18" Aluminum
Keyless Entry	STD - AU0	STD - AU0
Automatic Transmission	STD - MX0	STD - MX0
Air Conditioning	STD - CJ2	STD - CJ2
Defogger	STD	STD
Power Door Locks	STD	STD
Floor Mats	STD	STD
ABS	STD	STD
U2K (XM radio)	U2K - 20% (2)	STD - U2K (2)
Sunroof	CF5 - 20%	CF5 - 20%
Driver Confidence Package	PCI	PCI

(1) Includes (KA1) Heated Seats

(2) Includes (PCJ) Entertainment Package

Dealer Net Cost	Not Available	Not Available

Exterior Colors

Lucerne

Code	Description	Volume Percentage
15U	Cashmere Metallic	25%
40U	White Opal	20%
49U	Dark Garnet Red Metallic	10%
53U	Sandstone Metallic	10%
67U	Platinum Metallic	30%
68U	Glacier Blue Metallic	5%
		100%

Interior Colors

CXL	CXS
Cashmere - 100%	Cashmere - 50% Ebony - 50%
Cashmere - 100%	Cashmere - 50% Ebony - 50%
Cashmere - 100%	Cashmere - 50% Ebony - 50%
Cashmere - 100%	Ebony - 100%
Titanium - 50% Ebony - 50%	Cashmere - 50% Ebony - 50%
Titanium - 100%	Cashmere - 50% Ebony - 50%

	06	06	06
Volume %	20%	50%	30%
Models	LaCrosse	LaCrosse	LaCrosse
	4WC19	4WD19	4WE19

Package	CX	CXL	CXS

Required Options
Engine	STD - L26 3.8L V6	STD - L26 3.8L V6	STD - LY7 3.6L V6
Cruise Control	STD	STD	STD
Driver’s Power Seat	STD	STD	STD
Dual Power Seat	N/A	A	A
Power Windows	STD	STD	STD
Radio w/CD	STD - UN0	STD - UN0	U2K w/XM
Seats	STD - Cloth	LEATHER (STD)/KA1 Heat Seats on 50%	LEATHER (STD)/KA1 Heat Seats on 50%
Wheels/Tires	STD-QB5 16" Steel	STD-QD1 16" Aluminum	STD-N85 17" Aluminum
Automatic Transmission	STD-MX0	STD-MX0	STD-MX0
Air Conditioning	STD - C67 Front Manual	STD-CJ2 Dual Zone	STD-CJ2 Dual Zone
Defogger	STD	STD	STD
Sunroof	CF5 - 30%	CF5 - 30%	CF5 - 30%
Power Door Lock	STD	STD	STD
Keyless Entry	STD	STD	STD
Floormats	STD	STD	STD
ABS	STD	STD	STD
Smokers Package	N/A	N/A	N/A
Spoiler	N/A	N/A	N/A

Dealer Net Cost	Min=$20,957.48 Max=$22,597.48	Min=$23,169.98 Max=$24,125.98	Min=$25,824.98 Max=$26,780.98

Exterior Colors

LaCrosse

Code	Description	Volume Percentage
22U	Superior Blue Metallic	0%	Build-Out Wk 12/19
40U	White	35%
41U	Black	5%
63U	Cardinal Red Metallic	0%	Build-Out Wk 12/19
68U	Glacier Blue Metallic	5%
46U	Statestone Metallic (NEW)	20%
53U	Antique Bronze Metallic (NEW)	20%
67U	Platinum Metallic (NEW)	15%
		100%

	06	06	06	06
Volume %	80% - FWD		20% - AWD
Models	Rendezvous CX - 50%	Rendezvous CXL - 60%	Rendezvous CX - 50%	Rendezvous CXL - 50%
	4BK26	4BK26	4BT26	4BT26
	FWD	FWD	AWD	AWD
Package	1SA	1SC	1SA	1SC

Required Options
Engine	STD - 3.5L 3500 V6	STD - 3.5L 3500 V6	STD - 3.5L 3500 V6	STD - 3.5L 3500 V6
Cruise Control	STD	STD	STD	STD
Driver’s Power Seat	AG1	AG1	AG1	AG1
Dual Power Seats	N/A	STD-AG2	N/A	STD-AG2
Power Windows	STD	STD	STD	STD
Radio w/CD	STD - UIP	U2K w/XM - 30%	STD - UIP	U2K w/XM - 30%
Sunroof	CF5 - 30%	CF5 - 30%	CF5 - 30%	CF5 - 30%
Seats	STD - Cloth (Leather N/A)	STD IP2 Leather/KA1 Heated Seats on 25%	STD - Cloth (Leather N/A)	STD-IP2 Leather/KA1 Heated Seats on 25%
Wheels/Tires	N85 17" Aluminum - 50%	STD- N85 17" Aluminum	N85 17" Aluminum - 50%	STD-N85 17" Aluminum
Keyless Entry	STD	STD	STD	STD
Automatic Transmission	STD	STD	STD	STD
Air Conditioning	STD - C60 Manual Dual Zone/Rear	STD - CJ2 Auto Dual Zone/Rear	STD - C60 Manual Dual Zone/Rear	STD - CJ2 Auto Dual Zone/Rear
Defogger	STD	STD	STD	STD
Power Door Lock	STD	STD	STD	STD
Floor Mats	STD	STD	STD	STD
ABS	A	STD	STD	STD

Dealer Net Cost

Exterior Colors

Rendezvous

Code	Description	Volume Percentage
15U	Cashmere Metallic	25%
41U	Black Onyx	0%
50U	Frost White	15%
58U	Dark Steel Blue Metallic	0%
63U	Cardinal Red Metallic	15%
67U	Platinum Metallic	20%
97U	Cappuccino Frost Metallic	20%
	Cappuccino Frost Metallic/Antique Bronze
97U	Metallic (NEW)	5%
23U	Sagemist Metallic (NEW)	0%	Build-Out Wk 12/12
		100%

	06	06	06	06
Volume %	80% - FWD		20% - AWD
Models	Terraza CX - 50%	Terraza CXL - 50%	Terraza CX - 50%	Terraza CXL - 50%
	4U12216	4U12216	4X12216	4X12216
	FWD	FWD	AWD	AWD
Package	1SB	1SD	1SB	1SD

Required Options
Engine	STD - 3.5L 3500 V6	STD - 3.5L 3500 V6	STD - 3.5L 3500 V6	STD - 3.5L 3500 V6
Cruise Control	STD	STD	STD	STD
Driver’s Power Seat	STD	STD	STD	STD
Duel Power Seats	AG2	STD	AG2	STD
Power Windows	STD	STD	STD	STD
Radio w/CD & Ent. Sys. (U42)	STD & U42 Ent. Sys.	STD & U42 Ent. Sys.	STD & U42 Ent. Sys.	STD & U42 Ent. Sys.
Seats	STD - IPC	STD - /KA1 Heated Seats on 25%	STD - IPC	STD - IPC/KA1 Heated Seats on 25%
Wheels/Tires	N85 17" Aluminum	STD- N85 17" Aluminum	STD-N85 17" Aluminum	STD-N85 17" Aluminum
Keyless Entry	STD	STD	STD	STD
Automatic Transmission	STD-MX0	STD-MX0	STD-MX0	STD-MX0
Air Conditioning	STD	STD	STD	STD
Defogger	STD	STD	STD	STD
Power Door Lock	STD	STD	STD	STD
Floor Mats	STD	STD	STD	STD
ABS	STD	STD	STD	STD

Dealer Net Cost	Min=$25,334.15 Max=$27,470.15	Min=$28,343.15 Max=$28,563.15	Min=$27,882.95 Max=$29,758.95	Min=$30,719.38 Max=$30,939.38

Exterior Colors
Rendezvous

Code	Description	Volume Percentage
15U	Cashmere Metallic	10%
25U	Ming Blue Metallic	5%
38U	Emerald Green Metallic	5%
46U	Slatestone Metallic	25%
50U	Frost White	10%
67U	Platinum Metallic	25%
49U	Dark Garnet Metallic (NEW)	10%
53U	Sandstone Metallic (NEW)	10%
		100%

“Special Equipment Options and Special Equipment Paint (SEO Equipment) are not available on VN9 Repurchase Vehicles.”

	06	06	06	06
Volume %	35%	35%	20%	10%
Models	G6	G6	G6	G6
	2ZF69	2ZG69	2ZH69	2ZM69
	Sedan	6CYL Sedan	GT Sedan	GTP Sedan

Package

Required Options
Engine	LE5-2.4L 4-20%	LX9-3.5L V6	LX9-3.5L V6	LZ9-3.9L V6
Automatic Transmission	STD	STD	STD	STD
ABS	A	A	STD	STD
Air Conditioning	STD-C60	STD-C60	STD-C60	STD-C68
Feature Pkg	PDD	PDD		PED
Driver’s Pkg		PCI	N/A	N/A
Power Locks	STD	STD	STD	STD
Power Windows	STD	STD	STD	STD
Keyless	PDC	AP3-remote start - 50%	AP3-remote start	AP3-remote start
Cruise Control	PDC	STD	STD	STD
Seat Trim	N/A	N/A	50% Leather	50% Leather
Sunroof	A	40% *3	50% *5	w/PED
Radio w/CD	STD	STD	STD-UN0/UC6	UC6 w/PED
Rear Defogger	STD	STD	STD	STD
Smokers Package	N/A	N/A	N/A	N/A
Wheels	STD *1	PF9 (inc. w/PCI)	PFE *4	NW2 w/PED
Rear Deck Lid Spoiler	T43 *2	T43 *2	STD	STD
Floor mats	Included w/PDD	Included w/PDD	STD	STD
U2K (XM Radio)	A	A	A	STD(N/A w/C3Y)

*1	Must order R6Q for base wheel w/covers, must order PCI, Driver’s Pkg., for PF9 aluminum wheels.
*2	T43 spoiler not in VOM Drop Down Box, will be added to orders by vom specs til it’s loaded in drop down box
*3	Must order R6Q for CF5 only or PCH for Premium Value Package (if PCH is selected PCI must be deleted and R6Q must be added)
*4	PFE wheel requires R6Q or PCH Premium Value Pkg.
*5	CF5 requires R6Q or PED Premium Value Pkg.

Dealer Net Cost	Min=$17,509.18 Max=$17,889.18	Min=$18,551.85 Max=$19,771.85	Min=$20,811.73 Max=$23,135.73	Min=$22,292.95 Max=$24,376.95

Exterior Colors

G6

		Sedan
Code	Description	Volume Percentage	GT and GTP
15U	Sedona Beige Metallic (only on 2ZG69&F69)	25%	0%
27U	CrimsonRed	10%	10%
38U	Emerald Green Metallic	5%	5%
40U	Ivory White	20%	20%
41U	Black	0%	5%
46U	Stealth Gray Metallic	10%	15%
56U	M69)	0%	5%
59U	Granite Metallic	5%	10%
67U	Liquid Silver Metallic	25%	25%
91U	Electric Blue Metallic (only on 2ZH69 & M69)	0%	5%
		100%	100%

	06	06
Volume %	80%	20%
Models	Grand Prix	Grand Prix GT
	2WP69	2WR69

Package

Required Options
Engine	STD - L26 3.8L V6	STD - L32 3.8L V6 Supercharged
Automatic Transmission	STD - MX0	STD - MX0
ABS	A	STD - JL9
Air Conditioning	STD	STD
Feature Pkg (Preferred)	PCM - 80%/PCQ - 20%	PCQ
Remote Vehicle Starter	Included w/PCM	STD
Power Locks	STD	STD
Power Windows	STD	STD
Power Seat - Driver side	Included w/PCM	STD
Cruise Control	STD - K34	STD - K34
Leather	Included w/PCQ	Included w/PCQ
Heated Seats	Included w/PCQ	Included w/PCQ
Feature Pkg (Sun & Sound)	A	PDE - 50%
Sunroof	A	Included w/PDE
Radio w/CD	STD - U1P	STD - U1P
Rear Defogger	STD	STD
Smokers Package	N/A	N/A
Wheels	STD - QD1 16" Aluminum Painted	STD - N85 17" Aluminum
Rear Deck Lid Spoiler	D52/PDC N/A	D52/PDC N/A
Keyless Entry	STD	STD
XM Radio	U2K - 10%	U2K - 10%
Floor Mats	B34	B34

Dealer Net Cost	Min=$20,645.35 Max=$21,961.35/PCM	Min=$24,006.08 Max=$26,318.08
Max=$22,713.35/PCQ

Exterior Colors

Code	Description	Volume Percentage
26U	Blue-Green Crystal	10%
40U	Ivory White	20%
41U	Black	0%
63U	Sport Red Metallic	0%	Build-Out Wk 12/19
46U	Stealth Gray Metallic (NEW)	35%
53U	Bronzestone Metallic (NEW)	20%
67U	Liquid Silver Metallic	15%
77U	Dark Cherry Metallic	0%	Build-Out Wk 12/19
		100%

	06	06
Volume %	80%	20%
Models	Vibe	Vibe - AWD
	2SL26	2SM26

Package

Required Options
Engine	STD - LV6 1.8L VVT-14 cyl	STD - LV6 1.8L VVT-14 cyl
Automatic Transmission	MXO - 100%	STD - MXO
ABS	JM4 - 30%	STD - JM4
Air Conditioning	STD	STD
Feature Pkg (Preferred)	PCM - 100%	PCM - 100%
Power Locks	Included w/ PCM	Included w/PCM
Power Windows	Included w/ PCM	Included w/PCM
Cruise Control	Included w/ PCM	Included w/PCM
Leather	A	PCQ - 50%
Sunroof	CF5 - 40%	CF5 - 100%
Radio with CD	STD - U1P	STD - U1P
Rear Defogger	STD	STD
Smokers Package	DT4	DT4
Wheels	QD2 16" Cast Aluminum - 25%	QD2 16" Cast Aluminum - 25%
Rear Deck Lid Spoiler	N/A - Dealer Installed	N/A - Dealer Installed
Keyless Entry	Included w/ PCM	Included w/PCM
XM Radio	U2K - 10%	U2K - 10%
Floor Mats	STD - B37	STD - B37

Dealer Net Cost	Min=$15,429.15 Max=$18,846.15	Min=$19,071.78 Max=$21,753.53

Exterior Colors

Code	Description	Volume Percentage
14U	Platinum (Silver)	30%
90U	Moonstone (Charcoal)	Not Allowed
19U	Abyss (Black)	Not Allowed
40U	Frosty (White)	30%
44U	Salsa (Dark Red)	25%
62U	Neptune (Blue)	0%
46U	Stealth Gray Metallic (NEW)	15%
56U	Fusion (Orange Metallic)	0%
		100%

	06	06
Volume %	90%	20%
Models	Montana SV6 - Front-Wheel	Montana SV6 - All-Wheel
	2U12216	2X12216

Package

Required Options
Engine	STD - LX9 3.5L V6	STD - LX9 3.5L V6
Automatic Transmission	STD - MX0	STD - MX0
Air Conditioning	STD - C60	Included w/PCR
Air Conditioning (Rear)	Included w/ PCR	Included w/PCR
Feature Pkg (Convenience)	PCR - 100%	PCR - 100%
Feature Pkg (Preferred)	PCM - 100%	PCM - 100%
Power Locks	STD	STD
Power Sliding Pass Door	Included w/ PCM	Included w/PCM
Power Windows	STD	STD
Cruise Control	STD - K34	STD - K34
Seats (7 Passenger)	STD - ABA	ABD - 100%
Leather	N/A	A
Sunroof	N/A	N/A
Radio w/CD	STD - US8	STD - US8
Rear Defogger	Included w/ PCR	Included w/PCR
Smokers Package	N/A	N/A
Wheels	STD - QR5 17" Steel w/Cover	Included w/PCM (17" Aluminum)
Rear Deck Lid Spoiler	N/A	N/A
Keyless Entry	STD	STD
XM Radio	U2K - 10%	U2K - 10%
Floor Mats	STD	STD

Dealer Net Cost	Min=$22,723.40 Max=$	Min=$25,537.70 Max=$

Exterior Colors

Code	Description	Volume Percentage
50U	Summit White	30%
67U	Liquid Silver Metallic	20%
25U	Dark Blue Metallic	5%
46U	Stealth Gray Metallic	5%
15U	Sedona Beige Metallic	25%
38U	Emerald Green Metallic	5%
49U	Cranberry Red Metallic (NEW)	5%
53U	Bronzestone Metallic (NEW)	5%
		100%

	06	06
Volume %	50%	50%
Models	Torrent - Front-Wheel	Torrent - All-Wheel
	2LF26	2LG26
Package

Required Options
Engine	STD - LNJ 3.4L V6	STD - LNJ 3.4L V6
Automatic Transmission	STD - MX0	STD - MX0
Air Conditioning	STD - C60	STD - C60
Feature Pkg (Premium)	PCQ - 50%**	PCQ - 50%**
Feature Pkg (Preferred)	PCM - 100%	PCM - 100%
Power Locks	STD	STD
Power Windows	STD	STD
Cruise Control	Included w/PCM	Included w/PCM
Sunroof	CF5- 40%*	CF5- 40%*
Radio w/CD	STD-UIC / UC6 w/PDE***	STD-UIC / UC6 w/PDE***
Rear Defogger	STD	STD
Smokers Package	DT4	DT4
Wheels	Included w/PCM (17" Aluminum)	Included w/PCM (17" Aluminum)
Keyless Entry	STD	STD
XM Radio	U2K - 10%	U2K - 10%
Floor Mats	Included w/PCM	Included w/PCM

* Included and only available with (PDE) Sun and Sound Package
** Includes (IP2) Seat trim, leather-appointed seats and (KA1) Seats, heated, driver and front passenger
*** PDE includes CF5, UC6 Radio (6 Disc CD), U65 (7 Speaker Sound)

Dealer Net Cost	Min=$20,794.80 Max=$23,978.90	Min=$22,508.60 Max=$25,692.60

Exterior Colors

Code	Description	Volume Percentage
15U	Sedona Beige Metallic	20%
18U	Silver Alloy Metallic	20%
19U	Black	0%
21U	Blue Streak Metallic	5%
36U	Crystal Lake	5%
42U	Stone Gray Metallic	10%
64U	Fever Red Metallic	15%
71U	Purple Haze Metallic	5%
96U	Bright White	20%
		100%

“Special Equipment Options and Special Equipment Paint (SEO Equipment) are not available on VN9 Repurchase Vehicles.”

	06	06
Models	Savana	Savana
	TG13406	TG33705
TH13406
TG33406

Package	1LT	1LT

Required Options
Engine	LM7-Vortec 5300 V8/LQ4-Vortec 6000 V8	LQ4-vortec 6000 V8
Automatic Transmission	M30/MTI	STD-MTI
Air Conditioning	STD-C69 w/Rear AC	STD-C69 w/Rear AC
Power Windows	STD	STD
Seat Trim	**G/AS5-Custom Cloth	**G/AS5-Custom Cloth
Seats	STD-ZX5 12 pass	ZPJ-15 pass
Radio w/CD	UIC	UIC
Rear Defogger	C49	C49
Rear Axe Ratio	GU6/GT4	GT4
Glass	AJI	AJI
Sliding Doors	YA2	YA2
Wheels	PY2-Chrome-Styled	PO3 - includes chrome center caps
Smokers Package	DT4	DT4
Keyless	STD	STD
Floor Mats	STD	STD

Dealer Net Cost	Min=$23,004.35	Min=$26,855.92
Min=$26,595.35
Min=$26.368.57

Exterior Colors

Savana

Code	Description	Volume Percentage
15U	Sand Beige Metallic (GMC)/Sandstone Metallic (Chevrolet)	25%
25U	Deep Blue Metallic (GMC)/Dark Blue Metallic (Chevrolet)	5%
41U	Onyx Black (GMC)/Black (Chevrolet)	N/A
47U	Polo Green Metallic (GMC)/Dark Green Metallic (Chevrolet)	N/A
50U	Summit White	35%
59U	Silver Birch Metallic	25%
74U	Fire Red (GMC)/Victory Red (Chevrolet)	3%
16U	Graystone Metallic (NEW)	5%
63U	Spot Red Metallic (NEW)	2%
		100%

	06	06
Volume %	80%	20%
Models	Envoy	Envoy XL
	TS15506/2WD	TS15608/2WD
	TT15506/4WD	TT15608/4WD

Package	3SB	3SB

Required Options
Engine	STD-Vortec 4200 SFI 16	STD-Vortec 4200 SFI 16
Automatic Transmision	STD-M30	STD-M30
Air Conditioning	STD	STD
ABS	STD	STD
Cruise Control	STD	STD
Power Lock	STD	STD
Power Window	STD	STD
Seat Trim	Leather 20%	Leather 20%
Seats* (Driverside-Power)	STD	STD
Sunroof	CFS - 10%	CFS - 10%
Radio w/CD	UB1	UB1
Rear Defogger	STD	STD
Rear Axle Ratio	STD	STD
Glass	STD	STD
Doors	STD	STD
Wheels	N/A	N/A
Smoker’s Package	DT4	DT4
Keyless	STD	STD
Floor Mats	STD	STD
U2K (XM Radio)	10%	10%

Dealer Net Cost	Min=$26,012.15	Min=$27,189.20
	Min=$28,003.40	Min=$29,180.45

Exterior Colors

Envoy TS/TT 15506

Code	Description	Volume Percentage
15U	Send Beige Metallic	25%
16U	Steel Gray Metallic	10%
22U	Supeiror Blue Metallic	5%
38U	Emerald Jewel Metallic	N/A
41U	Onyx Black	N/A
50U	Summit White	25%
62U	Carbon Metallic	5%
67U	Liquid Silver Metallic	25%
49U	Cranberry Red Metallic(NEW)	5%
80U	Red Jewel Tint Cost (NEW) (Ext. cost)	0%
		100%

“Special Equipment Options and Special Equipment Paint (SEO Equipment) are not available on VN9 Repurchase Vehicles.”

	06	06
Volume %	80%	20%
Model	CTS	CTS
	6DM69	6DP69
	CTS	High Feature V6

Package	ISA	ISB

Required Options
Engine	STD-2.8L DOHC V6	STD-3.6L V6 VVT
Transmission	M82 - 100%	M82 - 100%
Feature Package	Y40	N/A
Feature Package	N/A	Y4t
Wood Trim Package	Included w/Y40	STD
Heated Seats	Included w/Y40	Included w/Y41
Wheels (16* Bright Finish)	Included w/Y40	Included w/Y41
Leather	STD	STD
Sunroof	CFS - 15%	CFS - 50%
Radio w/CD	STD - U2R	STD - U2R
XM Radio	STD - U2K	STD - U2K
Deal Power Seats	Included w/Y40	Included w/Y41
Cruise Control	STD	STD
Dealer Net Cost	Min=$28,030.93 Min=$32,870.93	Min=$30,398.20 Max=$33,998.20

Exterior Colors

Code	Description	Volume Percentage
25U	Blue Chip	5%
41U	Black Raven	0%
42U	Silver Smoke	10%
46U	Stealth Gray	10%
61U	Sand Strom	25%
67U	Light Platinum	25%
53U	Radium Bronze (NEW)	5%
71U	Blackberry (NEW)	5%
80U	Infrared (NEW)	5%
98U	White Diamond	10%
		100%

Code	Description	Volume Percentage
134	Light Gray / Ebony leather appointed searing surface	35%
334	Cashmere leather appointed seating surface	35%
194	Ebony leather appointed seating surface	30%
		100%

06
Model	SRX
6EB26
V6
Package	ISA

Required Options
Engine	STD - LY7.3.6L V6 VVT
Transmission AWD	MX5-100%
Feature Package (Seating)	Y44-100%
Heated Seam	Included w/Y44
Feature Package (Utility)	Y45-100%
Power 3rd Row Seats	Included w/Y45
Rear Air Conditioning	Included w/Y45
Leather	STD
Wood Trim	A
Entertainment System (DVD)	U42-10%
Sunroof (Requires Y45)	CPS-25%
Sunroof (Requires Y45)	C3B-25%
Radio w/CD	STD-U2R
Value Package (Boise)	A
Power Rear Lifegate	STD-TB5
Dual Power Seats	Included w/Y44
Cruise Control	STD
XM Radio	STD-U2K

Dealer Net Cost	Min=$35,871.13 Max=$42,591.13

Exterior Colors

Code	Description	Volume Percentage
25U	Blue Chip	5%
41U	Black Raven	0%
42U	Silver Smoke	10%
46U	Stealth Gray (NEW)	10%
61U	Sand Storm	25%
67U	Light Platinum	25%
53U	Radiant Bronze (NEW)	5%
71U	Blackberry (NEW)	5%
80U	Infrared (NEW)	3%
98U	White Diamond	10%
		100%

Code	Description	Volume Percentage
132	Light Gray/Ebony leather appointed seating surface	35%
192	Ebony leather appointed seating surface	30%
332	Cashmere leather appointed seating surface	35%
		100%

06
Models	DTS
6KD69

Package	1SC

Required Options
Engine	STD-LD8
Trim	1SC
Radio w/CD	STD-US8
Seats	STD-AQ9-60%/AN3 Bench-40%
Cruise Control	STD
Wheels	PA2-35% Chrome
Sunroof	CF5-25% req. US9 Radio

Dealer Net Cost	Min=$39,902.03 Max=$42,174.03

Exterior Colors

Code	Description	Volume Percentage
15U	Light Cashmere	25%
23U	Green Silk	3%
25U	Blue Chip	10%
53U	Antique Bronze	10%
41U	Black Raven	15%
67U	Light Platinum	17%
68U	Blue Ice	10%
86U	Crimson Pearl (Extra charge)	NA
93U	White Lightning (Extra Charge)	NA
99U	Dark Gray Metallic	10%
		100%

Interior Color

Code	Description	Volume Percentage
833	Titanium	25%
153	Shale Leather	20%
193	Black Leather	25%
293	Midnight Blue Leather	10%
333	Cashmere Leather	20%
		100%

06
Model	STS
6DC29
RWD (8 cyl)
Package	ISE

Required Options
Engine	STD-4.6 V8 VVT
Transmission	STD - M22
Feature Package	N/A
Feature Package	N/A
Wend Trim Package	STD-B19
Heated Seats	STD
Wheels	N93 - 17" Aluminum polished
Leather	STD
Sunroof	CFS - 50%
Radio w/CD Changer	STD - YQ4
XM Radio	STD - U2K
Dual Power Seats	STD
Cruise Control	STD

Dealer Net Cost	Min=$43,250.40 Max=$46,806.40

Exterior Colors

Code	Description	Volume Percentage
25U	Blue Chip	5%
41U	Black Raven	0%
42U	Silver Smoke	10%
46U	Stealth Gray (NEW)	10%
61U	Sand Storm	25%
67U	Light Platinum	25%
53U	Radian Bronze (NEW)	5%
71U	Blackberry (NEW)	5%
80U	Infrared (NEW)	5%
98U	White Diamond	10%
		100%

06
Model	XLR
6YV67
Convertible
Package

Required Options
Engine	STD - LH2 4.6L V8 SFI
Transmission	STD - MX0
Heated Seats	STD w/AQ9
Leather	STD w/AQ9
Wend Trim	A
Sound System w CD Changer & DVD Navigation	STD - U2R
XM Radio	STD - U2K
Wheels	STD - QF8 - 18" Aluminum Polished
Cruise Control	STD

Dealer Net Cost	Min=$69,264.60 Max=$69,264.60

Exterior Colors

Code	Description	Volume Percentage
19U	Xenon Blue	5%
34U	Blue Steel	5%
41U	Black Raven	0%
51U	Gold Mist	15%
67U	Light Platinum	55%
80U	Infrared (NEW)	10%
82U	Star Black Metallic	10%
		100%

“Special Equipment Options and Special Equipment Paint (SEO Equipment) are not available on VN9 Repurchase Vehicles.”

06
Model	Hummer H3
RNI5306
V6
Package	1SC

Required Options
Engine	STD - L53 3.5L DOHC 5-cyl
Transmission AWD	M30-4 sp auto
Heated Seats	STD
Air Conditioning	STD - C60
Leather	STD
Wheels	STD-CD4 16" Alum
Sunroof	CF5 - 50%
Radio w/CD Changer	STD - UC6
Dual Power Seats	STD
Cruise Control	STD
XM Radio	U2K

Dealer Net Cost	Min=$26,172.48 Max=$31,318.48

Exterior Colors

Code	Description	Volume Percentage
31U	Shadow Green Metallic	0%
41U	Black	20%
43U	Yellow	15%
50U	Mirch White	20%
59U	Boulder Gray Metallic	25%
74U	Victory Red	20%
		100%

“Special Equipment Options and Special Equipment Paint (SEO Equipment) are not available on VN9 Repurchase Vehicles.”

	06	06
Volume%	75%	25%
Models	Ion 2	Ion 3

Package
	Automatic-ZAJ69	Automatic-ZAL69
Required Options
Feature Pkg (Preferred)	HAA
Engine	STD-ECOTEC 2.2L 16V 4cyl	STD-ECOTEC 2.2L 16V 4cyl
Automatic Transmission	STD-MN5	STD-MN5
Air Conditioning	C60	STD-C60
Brakes	STD-J41	JM4 - ABS
Cruise Control	K34-incl w/HAA	STD
Seat Trim	STD	U2(Leather trim) - 25%
Radio w/CD	US8	STD-US8
Rear Defogger	STD	STD
Smokers Package	N/A	N/A
Sunroof	CF5-0%	CF5-50%
Wheels	STD-PG1 15" Steel	STD - PFD 16" Aluminum
Power Locks w/Keyless Entry	STD-AU3	STD - AU3
Power Windows	A31-incl w/HAA	STD - A31
Floormats	B37	B37
Spoiler	T43-Available 25%	T43-Available 25%

Dealer Net Cost	Min=$12,033.25 Max=$14,178.15	Min=$14,169.25 Max=$16,109.45

Exterior Colors

ION

Code	Description	Volume Percentage
13U	Silver Nickle	25%
15U	Golden Cashmere	20%
32U	Cypress Green	0%
41U	Black Onyx	0%
50U	Polar White	20%
63U	Berry Red	15%
88U	Storm Grey	20%
91U	Pacific Blue	0%
		100%

	06	06	06
Volume %	50%	25%	25%
Models	Vue 4 Cylinder	Vue-V6	Vue-V6

Package
	FWD Automatic - ZLM26	FWD Automatic - ZLU26	AWD - Automatic - ZLN26
Required Options
Engine	STD-ECOTEC 2.2L 16V 4cyl	STD-2.52L SOHC 24V V6	STD-2.52L SOHC 24V V6
Automatic Transmission	STD-MN5	STD-MJ7	STD-MJ8
Air Conditioning	STD-C60	STD-C60	STD-C60
Brakes	STD-J41	STD-JM4-ABS	STD-JM4-ABS
Cruise Control	STD	STD	STD
Seat Trim	STD	STD	STD
Radio w/CD	US8	US8	US8
Rear Defogger	STD	STD	STD
Smokers Package	N/A	N/A	N/A
Sunroof	CF5-20%	CF5-20%	CF5-20%
Wheels	STD - QB5 - 16" Steel	STD - NW0 - 16" Alloy	STD - N75 - 17" Alloy
Power Locks w/Keyless Entry	STD	STD	STD
Power Windows	STD - A31	STD-A31	STD-A31
Floormats	B58	B58	B58
Spoiler	N/A	N/A	N/A

Dealer Net Cost	Min=$17,337.25 Max=$18,187.00	Min=$19,691.10 Max=$20,541.05	Min=$21,168.50 Max=$22,018.45

Exterior Colors

ION

Code	Description	Volume Percentage
13U	Silver Nickle	30%
32U	Cypress Green	10%
41U	Black Onyx	0%
50U	Polar White	30%
55U	Fusion Orange	0%
74U	Pepper Red	20%
91U	Pacific Blue	10%
		100%

Attachment 3B

YT1 Parameter and Rates

2006 Model Year Program

Vehicle Segment	Depreciation	Comments
$ /month
Up To 10% Of Each Carline
Brand	1st/2nd Cycle
	2006MY	Holding Period
Small:		5 month min - 12 month maximum
Aveo	355/380
HHR	375/400	Damage Allowance - $400
Cobalt	375/400
Vibe	380/405
Ion	375/400	0-150 days in Service
19,000 Free Miles
Compact:
G6	415/430	151-365 days in Service
G6 Convertible	425/440	24,000 Free Miles
Malibu	415/430	$0.27/mile mileage penalty

MidSize:	425/440	In-Service Date (Expiration In Transit +5 Days):
Monte Carlo	425/440	First Cycle - Up To January 31, 2006
Impala	425/440	Second Cycle - Feb1, 2006 and Beyond
Grand Prix	425/440
LaCrosse	425/440
GTO	425/440

Large:
Lucerne	450/490

Luxury:
DTS	600/620
STS	625/650
CTS	600/615
XLR	685/686
SRX	600/620

Lt-Duty Truck:
Montana SV6	400/430
Uplander	400/430
Terraza	400/430
Relay	400/430
Colorado	410/450
Canyon	410/450
VUE	410/450
Equinox	410/450
Torrent	410/450
TrailBlazer	420/440
Rainier	420/440
Envoy	420/440
Rendezvous	420/440
Hummer H3	430/450
Hummer H2	650/695
Express Van	410/435
Savana Van	410/435
Silverado/Avalanche	410/435
Sierra	410/435
Tahoe	515/540
Yukon	515/540
Suburban	515/540
Yukon XL	515/540
SSR	515/540
Escalade	580/605

Attachment 4

General Motors Corporation

2006 Model Year
Repurchase-Rental Reclassification Program

A.            Program Guidelines:

Vehicles eligible for the repurchase-rental reclassification program must have an average of [REDACTED] miles prior to resale in the used car market. It is the rental account’s responsibility to maintain on file verification of vehicle mileage at the time the vehicle is sold in the used car market. GM reserves the right to audit the rental company to insure compliance with this guideline.

Rental customers must submit [REDACTED] % of the rental customer’s total GM 2006 model year daily rental vehicle purchases (excluding any rejected turnback units), before GM will process a reclassification application. These vehicles must be identified by VIN through electronic media transmission to GM – (C3 De-Enroll File Format.) Once processed, these units will be identified in the GM’s auction system (RIMS) as permanent auction rejects and will be ineligible for return to GM.

Once the [REDACTED] minimum has been satisfied, permanently rejected auction vehicles for reasons of frame, fire or flood damage, will be considered eligible for reclassification incentive allowances.

Vehicles previously turned-in and accepted by a GM-Sponsored Auction location are not eligible for reclassification.

Vehicles selected for reclassification by the rental customer, which are not deemed “permanent rejects” must have been used exclusively in daily rental business, and must comply with the terms and conditions outlined in GM’s National Fleet Purchase Program for the appropriate 2006 model year.

B.            Application Requirements:

Application for payment will be accepted on a quarterly basis.

Reclassification applications must be submitted to RIMS using an FTP service i.e. FileDrive in the DE_ENROLL file format.

C.            Final date of submission for payment for the 2006 Model Year:
June 30, 2008

D.            General Policy Guidelines:

Rental customer agrees to retain any documents or records relevant to vehicles purchased under this program and/or claims submitted for payment under this program for two years after the close of this program. Rental customer agrees to permit any designated representative of GM to examine audit and take copies of any accounts and records the rental customer is to maintain under this program. The rental customer agrees to make such accounts readily available at its facilities during regular business hours. GM agrees to furnish the rental customer with a list of any reproduced records.

GM reserves the right to cancel, amend, revise or revoke any program at any time based on its sole business judgements. Final decisions in all matters relative to the interpretation of any rule or phase of this activity rests solely with General Motors.

Attachment 4B

2006MY Reclassification Program
Negotiating
VANGUARD	Invoice	Funds	Total
Vehicle Line Mix:	Credit	Allocation	Cost
	$/Unit	$/Unit	$/Unit

Aveo
Cobalt
Vibe

G6

Malibu
Impala
Monte Carlo
Grand Prix
LaCrosse
GTO

Lucerene		[REDACTED]

DTS
STS
CTS

Montana SV6
Uplander
Terraza

TrailBlazer
Envoy
Rainer

SSR
SRX
Canyon
Colorado
Express
Savana
Silverado
Sierra
Tahoe
Yukon
Suburban
Yukon XL
Escalade
Rendezvous
Torrent
Equinox

Attachment 6

2006MY GM Rental Advertising Guidelines

1.     In all mediums, the phrase “X Rental Company features GM vehicles” must be stated in copy size type, and not in disclaimer size type. In print this translates to no smaller than 10 pt. type, and for TV the copy should be larger than the network standard for legal disclaimers of 22 scan lines.

2.     Please note that the phrase must use the word “vehicles” and not “cars.”

3.     In TV, the phrase must be on the screen long enough for an average person to notice and read it. For reference purposes, the network standard for the length of time a legal disclaimer must be on the screen is three seconds for the first line and one second for the following lines. Obviously, we would want to be on longer than this if possible.

4.     A full shot of the vehicle must be displayed, particularly in TV ads. We prefer to have our vehicles identifiable by sight as well as in print.

5.     All vehicles must be identified by manufacturer and nameplate, i.e. Chevrolet Blazer, in print next to the vehicle, as well as in any accompanying copy.

6.     In TV spots, the same identification must be in print or given verbally.

7.     All vehicles used in rental car spots must be stock vehicles, with no alterations.

8.     Any person in a moving vehicle must be shown with their seatbelt on. This point is non-negotiable with our Legal Staff.